                         SEMIANNUAL REPORT
                         OCTOBER 31, 2002

PRUDENTIAL
EUROPE GROWTH FUND, INC.

                         FUND TYPE
                         Global stock

                         OBJECTIVE
                         Long-term growth of capital

                         This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                         The views expressed in this report and
                         information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                            (LOGO)

Prudential Europe Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Europe Growth Fund (the Fund) invests primarily in stocks of companies in Europe, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration
Expressed as a percentage of
net assets as of 10/31/02
  35.5% United Kingdom
  13.9  France
  11.6  Switzerland
  10.1  Netherlands
   9.1  Germany
   4.2  Spain
   4.1  Italy
   3.6  Finland
   2.4  Other Continental Europe
   1.8  Sweden
   0.7  Ireland
   3.0  Cash & Equivalents

Geographic concentration is subject to change.

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/02
  4.5%  Royal Dutch Petroleum Co.
        Oil & Natural Gas Production

  3.7   BP PLC
        Oil & Natural Gas Production

  3.4   Vodafone Group PLC
        Telecommunication Services & Equipment

  3.2   GlaxoSmithKline PLC
        Healthcare

  3.1   TotalFinaElf SA
        Oil & Natural Gas Production

  3.0   Nokia Oyj
        Telecommunication Services & Equipment

  2.7   Novartis AG
        Healthcare

  2.5   Nestle SA
        Foods

  2.2   Royal Bank of Scotland Group PLC
        Financial Services

  2.1   Unilever PLC
        Foods

Holdings are subject to change.

    www.prudential.com  (800) 225-1852

Semiannual Report  October 31, 2002

Cumulative Total Returns1  As of 10/31/02

                                     Six Months    One Year     Five Years   Since Inception2
Class A                               -19.27%       -16.07%       -11.89%        35.56%
Class B                               -19.59        -16.70        -15.28         26.66
Class C                               -19.55        -16.67        -15.24         26.87
Class Z                               -19.12        -15.88        -10.78         16.91
MSCI Europe Index3                    -18.56        -13.88         -7.13          ***
Lipper European Region Funds Avg.4    -18.96        -13.28         -4.76          ****

Average Annual Total Returns1  As of 9/30/02
                               One Year  Five Years  Since Inception2
Class A                         -24.08%    -6.41%          2.02%
Class B                         -24.69     -6.32           1.82
Class C                         -22.27     -6.36           1.72
Class Z                         -20.02     -5.23           1.04

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments
LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges.
Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2Inception dates: Class A, B, and C, 7/13/94;
Class Z, 4/15/96. 3The Morgan Stanley Capital
International (MSCI) Europe Index is an
unmanaged, weighted index comprising
approximately 1,600 securities listed on the stock exchanges of 22 European countries. 4The
Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, and since inception periods in the Lipper
European Region Funds category. Funds in the
Lipper European Region Funds Average
concentrate their investment in equity
securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.
Investors cannot invest directly in an index.
The returns for the MSCI Europe Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. ***MSCI Europe Index Since
Inception returns are 69.31% for Class A, B, and C, and 26.63% for Class Z. ****Lipper
Average Since Inception returns are 54.38% for
Class A, B, and C, and 19.11% for Class Z.

(LOGO)                      December 10, 2002

DEAR SHAREHOLDER,
The six-month period ended October 31, 2002 was very disappointing for stock investors. A series of U.S. corporate bankruptcies and indictments, earnings disappointments, conflicting economic signs, and geopolitical uncertainty threw stock markets around the world into a steep and broadening decline.

The Fund's loss over the period was in line with the performance of the overall European stock market as well as with its peers, as measured by the Lipper European Region Funds
Average. The Fund's adviser describes the investing environment and the factors accounting for the loss in greater detail in the following report.

The past two and a half years have been
challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,

David R. Odenath, Jr., President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Semiannual Report  October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET
The Fund's semiannual reporting period
presented an exceptionally poor equity-
investing environment, with the MSCI Europe
Index falling 18.56%. Growth stocks suffered as investors became increasingly unwilling to pay a premium for future growth. A wave of skepticism about earnings reports, analysts' objectivity, and economic growth swept the market. There were few opportunities for gains, with double-digit average declines in every sector except consumer staples and the already depressed telecommunication services, which had single-digit negative returns. This market decline was the predominant determinant of the Fund's return.

WE MODERATED THE MARKET'S IMPACT IN FINANCIAL SERVICES
The financial services sector is by far the largest in European stock markets, accounting for more than a quarter of the total capitalization of the MSCI Europe Index.
Several factors had substantial negative impacts on the sector during this reporting period. We underweighted it, and our holdings outperformed the sector average in the MSCI
Europe Index, but financials, nonetheless, detracted most from the Fund's return.

Financial firms are required by regulations to maintain a certain level of capital as security for risk-generating activities such as lending and insuring. Some companies had to raise capital or reduce their business activities to meet these capital adequacy requirements. These problems were exacerbated for insurers by underwriting losses due to European floods, asbestos liability, and terrorist acts. The largest detractors from return included positions in insurers Allianz (Germany), Munich
Reinsurance (Germany), ING Groep (Netherlands),
Swiss Reinsurance (Switzerland), and Axa
(France).

One of the largest positive contributions to
return came from our purchase during the period
of Aegon NV (Netherlands). Vereniging Aegon,
its parent
                                           3

Prudential Europe Growth Fund, Inc.

Semiannual Report  October 31, 2002

company, strengthened Aegon's balance sheet so the firm didn't have to issue new shares in the poor environment. The Fund had a smaller gain on Aviva PLC (United Kingdom). When Zurich
Financial Services (Switzerland) had to issue shares to bolster its equity position, we thought the offering was very attractively priced. The sharp rise of the shares we bought made a significant contribution to return.

Our bank holdings also had mixed results. The
Royal Bank of Scotland (United Kingdom) was among the Fund's largest positions at the beginning of the period, so its decline had a significant impact on return even though the stock fell far less than the financial sector average, and even less than the overall MSCI
Europe Index. Other bank stocks that detracted from return included Credit Suisse Group
(Switzerland), Barclays (United Kingdom), Banco
Santander Central Hispano (Spain), and BNP
Paribas (France). We reduced our exposure to banks with substantial capital market business because we don't expect the global economy to drive significant revenue growth in the near future. However, we had gains on Abbey National
(United Kingdom), which has a large home mortgage business, and UBS (Switzerland), which focuses on private investors.

CONSUMER SPENDING CONTINUED TO FUEL GAINS
Consumer spending remained the strong point of the global economy, and this was reflected in the stock market. Consumer staples stocks-- companies making products whose sales don't change easily with the state of the economy-- held up relatively well. For example, Unilever
(United Kingdom) was among the largest
contributors to return. It is the third largest food company in the world, and investors were attracted to its dependable earnings. Its brands include Ben & Jerry's, Lever 2000,
Lipton, Slim-Fast, Hellmann's, Skippy, and
Wisk. Other contributors included Imperial
Tobacco (United Kingdom) and Reckett Benckiser
(United Kingdom), whose brands include Lysol, Woolite, and Old English.

     www.prudential.com  (800) 225-1852

Consumer discretionary stocks, which include manufacturers of more expensive items such as automobiles and large appliances, as well as media and retail companies, did not perform as well. The shares of the global grocery chain
Ahold (Netherlands), which owns A&P in the United States, fell sharply. It had grown through many acquisitions. An accounting controversy about a recent acquisition discouraged investors who became sensitive to such issues following problems in the United States. The Fund's holdings in the retail industry--including Inditex (Spain), GUS
(United Kingdom), and Carrefour (France)--made positive contributions. The shares of Vivendi
Universal (France), primarily a media company, fell because the company's financial position appeared to be weak, and investors lost confidence in its CEO, who is no longer with the firm.

ENERGY STOCKS FELL DESPITE GOOD FUNDAMENTALS
Two of the largest detractors from return were the giant integrated oil companies BP (United
Kingdom) and Royal Dutch Petroleum
(Netherlands) (see Comments on Largest Holdings for both). Royal Dutch stock fell when many professional asset managers sold the stock after the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) excluded
nondomestic stocks, including Royal Dutch. We believe the decline was not due to the company's fundamentals, and we took advantage of the price decline to add to our position.
The more sizable decline of BP stock was a response primarily to overoptimistic earnings expectations. Management's guidance to analysts had led them to expect rapid growth instead of the solid but moderate growth they actually experienced.

PHARMACEUTICALS WERE UNDER STRESS
The Fund's healthcare stocks fell in line with
the decline of the entire sector in the MSCI
Europe Index. We continue to believe that new
drug development techniques and aging
populations in developed countries make
pharmaceuticals a growth sector. However,
recent unfavorable U.S. Food and Drug
Administration (FDA) rulings discouraged
investors generally. News
                                     5

Prudential Europe Growth Fund, Inc.

Semiannual Report  October 31, 2002

that three of GlaxoSmithKline's (see Comments on Largest Holdings) patents were declared invalid in the United States precipitated a sharp fall in its share price. We reduced our position. Nonetheless, it was among the larger detractors from return. We added to our position again at a lower price.

SOME TELECOM-RELATED HOLDINGS GAINED
We had positions in the leading wireless telecommunication services and handset companies, including Nokia (Finland) and
Vodafone (United Kingdom--see Comments on
Largest Holdings). European companies are among the global leaders in wireless. Nokia makes handsets and infrastructure, and is the world leader in handsets. Vodafone is the world leader in wireless services. A technical delay in introducing new digital services placed the industry under financial stress. Share prices fell. We added to our position in Vodafone as prices declined.

A new range of products and services is being introduced, including handsets with videocameras, while bankruptcies have eliminated weaker competitors. The shares of Nokia and Vodafone began to rise, making net positive contributions to return. The Fund also benefited from its positions in KPN
(Netherlands) and MMO2 (United Kingdom), both wireless service companies, and from the general telecommunication services providers
Portugal Telecommunications (Portugal) and
Telecom Italia (Italy). However, our
telecommunication services holdings, taken together, detracted slightly from return.

INDUSTRIALS, MATERIALS, AND UTILITIES HURT OUR RETURN
These sectors performed poorly, primarily because of the slow pace of economic growth.
Our stock selection in the industrial and materials sectors, not generally growth sectors, didn't help return, but the Fund benefited from our underweight in industrials.
None of our holdings in these sectors made a significant positive contribution, and two were among the
           www.prudential.com  (800) 225-1852

larger detractors from return. Suez is a French water and waste utility whose shares suffered because of its exposure to Latin American water contracts. Investors left the stock when they became concerned about Latin American debt. CRH
(United Kingdom) is a building materials company whose shares had been selling at a relatively high multiple of its earnings. That premium contracted as high price/earnings multiples fell generally. The fall was exacerbated by concern about asbestos exposure, a recent acquisition, and exposure to tightening state budgets. In both cases, we believe the share price declines were overreactions to these concerns.

TECHNOLOGY
Technology was our smallest sector exposure. Of our holdings, the electronics conglomerate
Philips (Netherlands), the semiconductor capital equipment firm ASML Holdings
(Netherlands), and Logitech International
(Switzerland), which markets a range of
personal computer input devices, were the largest detractors.

LOOKING AHEAD
The portfolio is cautiously positioned. We are maintaining our focus on consumer-related stocks because we believe consumer demand will continue to be more robust than other economic sectors, and earnings are likely to be more predictable.
For example, we increased our exposure to U.K.
house builders because we expect them to benefit from low interest rates, low unemployment, and firm wage growth there. We believe profit growth will be modest throughout the European economy, placing a high premium on our stock-picking strength.

Prudential Europe Growth Fund Management Team

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02
-------------------------------------------------------------------
4.5%  Royal Dutch Petroleum Co./Oil & Natural Gas Production
      Royal Dutch Petroleum is one of Europe's largest oil companies. We increased our position inexpensively when its share price dropped. Since then, the price of oil reached a 17-month high at $29 a barrel in October. Oil prices were driven up by concerns about instability in the Middle East, and have stayed up because U.S. oil inventories are low. We believe the company's earnings may exceed analysts' estimates.

3.7%  BP PLC/Oil & Natural Gas Production
      BP is one of the United Kingdom's largest companies. It has set ambitious production targets and is undertaking a stringent cost-cutting program. It is also benefiting from the rise in the price of oil (see above).

3.4%  Vodafone Group PLC/Telecommunications Services & Equipment
      Vodafone is the world's largest wireless telecommunications services company. It is introducing a new service that enables users to send and receive photos, play games, and send e-mails, as well as make phone calls. It will charge users only for the amount of data they send or receive--not the amount of time they are connected--reducing the risk to the user of reception difficulties. Now that the market for basic wireless services in Europe is saturated, we expect these new services to provide growth.

3.2%  GlaxoSmithKline PLC/Healthcare
      GlaxoSmithKline is a pharmaceutical group that specializes in treatments for respiratory, central nervous system, gastrointestinal, and genetic disorders. Its net income for the third quarter of 2002 ($1.2 billion) was double its previous quarter's income, and would have been even higher except for costs associated with the sale of a business. The firm has an ambitious share buy-back program.

3.1%  TotalFinaElf SA/Oil & Natural Gas Production
      TotalFinaElf is Europe's third largest oil company. It is achieving impressive productivity gains, in part due to its recent acquisition of the Girassol oil field in Angola. Cost savings from the Elf merger were quicker than expected, and more are anticipated. We think the firm's share price does not reflect the benefits of its share buy-back program, which we expect to retire nearly
      5% of the company's equity. This demonstrates
      TotalFinaElf's strong balance sheet and its past fiscal prudence.

      Holdings are subject to change.
8

                         SEMIANNUAL REPORT
                         OCTOBER 31, 2002

PRUDENTIAL
EUROPE GROWTH FUND, INC.
---------------------------------------------------------

                         FINANCIAL STATEMENTS

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks
-------------------------------------------------------------------------------------
Belgium  0.9%
     35,289   Fortis                                                $      645,825
     11,713   Interbrew(a)                                                 263,890
                                                                    --------------
                                                                           909,715
-------------------------------------------------------------------------------------
Denmark  0.3%
     15,847   Danske Bank A/S                                              252,346
-------------------------------------------------------------------------------------
Finland  3.6%
    171,505   Nokia Oyj                                                  2,912,826
     18,339   UPM-Kymmene Oyj                                              594,786
                                                                    --------------
                                                                         3,507,612
-------------------------------------------------------------------------------------
France  14.8%
     41,656   Arcelor(a)                                                   450,066
     28,687   Aventis SA                                                 1,717,335
     29,801   AXA                                                          444,752
     28,597   BNP Paribas SA                                             1,140,166
     20,715   Carrefour SA                                                 961,715
     20,161   Christian Dior SA                                            697,803
     10,986   Compagnie de Saint-Gobain                                    238,590
      3,772   Credit Lyonnais SA                                           134,103
      3,377   Groupe Danone                                                438,103
      8,138   L'Oreal SA                                                   606,051
      3,454   Lafarge SA                                                   275,183
      4,527   Pinault-Printemps-Redoute SA                                 362,239
     10,397   Renault SA                                                   489,075
     16,589   Sanofi-Synthelabo SA                                       1,014,451
     12,293   Schneider Electric SA(a)                                     569,741
      8,337   Societe Generale                                             422,308
     19,508   STMicroelectronics N.V.(a)                                   387,348
     18,153   Suez SA                                                      319,095
     10,536   Thomson Multimedia(a)                                        194,176
     21,910   TotalFinaElf SA                                            3,018,166
      5,789   Vinci SA(a)                                                  323,338
     18,132   Vivendi Universal SA                                         222,659
                                                                    --------------
                                                                        14,426,463

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Republic of Germany  9.1%
      4,511   Allianz AG                                            $      473,893
     11,456   BASF AG                                                      424,759
     18,108   Bayer AG                                                     343,589
     34,057   Bayerische Motoren Werke AG                                1,215,865
     17,770   DaimlerChrysler AG                                           611,527
     14,730   Deutsche Bank AG                                             643,302
     67,595   Deutsche Telekom AG                                          771,823
     18,760   E. On AG                                                     841,598
     29,604   Infineon Technologies AG(a)                                  288,775
     25,492   Metro AG                                                     597,300
      3,817   Muenchener Rueckversicherungs-Gesellschaft AG                487,851
      8,291   RWE AG(a)                                                    257,734
      5,371   SAP AG                                                       413,817
     19,062   Siemens AG                                                   902,151
     14,906   Volkswagen AG                                                561,976
                                                                    --------------
                                                                         8,835,960
-------------------------------------------------------------------------------------
Ireland  0.7%
     33,047   Bank Of Ireland                                              366,542
     23,840   CRH PLC(a)                                                   302,669
                                                                    --------------
                                                                           669,211
-------------------------------------------------------------------------------------
Italy  4.5%
     69,160   Autogrill SpA(a)                                             622,576
     64,932   Banca Fideuram SpA                                           304,797
     83,354   ENI SpA                                                    1,157,306
      4,757   Gucci Group N.V.                                             430,815
    386,209   Olivetti SpA(a)                                              401,210
    126,270   Telecom Italia Mobile SpA                                    586,471
    115,370   Telecom Italia SpA                                           916,307
                                                                    --------------
                                                                         4,419,482
-------------------------------------------------------------------------------------
Netherlands  9.3%
     29,105   ABN AMRO Holdings N.V.                                       427,447

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     67,786   Aegon N.V.                                            $      919,003
      9,720   Akzo Nobel N.V.                                              290,701
     16,173   Heineken N.V.                                                649,784
     43,726   ING Groep N.V.                                               731,380
     33,288   Koninklijke Ahold N.V.                                       418,664
     33,991   Philips Electronics N.V.                                     609,279
    101,849   Royal Dutch Petroleum Co.                                  4,405,681
     15,893   TPG N.V.(a)                                                  257,491
     10,929   VNU N.V.                                                     293,416
                                                                    --------------
                                                                         9,002,846
-------------------------------------------------------------------------------------
Norway  0.4%
     10,770   Norsk Hydro ASA                                              414,931
-------------------------------------------------------------------------------------
Portugal  0.3%
     49,947   Portugal Telecom, SGPS SA                                    301,726
-------------------------------------------------------------------------------------
Spain  4.2%
    151,162   Banco Santander Central Hispano SA                           926,631
     55,894   Endesa SA                                                    577,329
     39,752   Industria de Diseno Textil SA(a)                             893,632
    178,711   Telefonica SA(a)                                           1,695,471
                                                                    --------------
                                                                         4,093,063
-------------------------------------------------------------------------------------
Sweden  1.8%
     57,702   Assa Abloy AB (Class 'B' Shares)                             569,960
     22,420   Electrolux AB(a)                                             340,138
     12,021   Sandvik AB                                                   286,024
     20,284   Securitas AB (Class 'B' Shares)(a)                           282,273
    303,072   Telefonaktiebolaget LM Ericsson (Class 'B'
               Shares)(a)                                                  244,784
                                                                    --------------
                                                                         1,723,179
-------------------------------------------------------------------------------------
Switzerland  11.6%
     41,544   Credit Suisse Group(a)                                       793,625
      6,210   Lonza Group AG                                               377,558
     11,280   Nestle SA                                                  2,418,469

    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     69,693   Novartis AG                                           $    2,658,002
     21,967   Roche Holdings AG                                          1,555,052
     15,810   Swiss Reinsurance                                          1,097,775
     29,246   UBS AG(a)                                                  1,393,761
     11,055   Zurich Financial Services AG                               1,040,953
                                                                    --------------
                                                                        11,335,195
-------------------------------------------------------------------------------------
United Kingdom  35.5%
     37,438   Abbey National PLC                                           386,573
     20,658   Alliance & Leicester PLC                                     274,715
     61,309   Amvescap PLC                                                 379,835
     55,412   Anglo American PLC                                           709,141
     44,598   AstraZeneca PLC                                            1,664,099
     93,335   Aviva PLC                                                    715,511
     70,082   BAE Systems PLC(a)                                           204,211
    117,371   Barclays PLC                                                 811,631
     89,862   BG Group PLC                                                 358,502
    557,288   BP PLC                                                     3,574,695
    135,073   BPB PLC                                                      595,927
     33,226   British Sky Broadcasting Group PLC(a)                        313,712
    181,972   BT Group PLC                                                 516,722
    253,798   Centrica PLC(a)                                              722,662
    150,086   Compass Group PLC                                            665,098
     85,046   Daily Mail & General Trust                                   745,105
    119,434   Diageo PLC                                                 1,346,286
     33,676   EMAP PLC                                                     386,716
     41,485   Exel PLC                                                     426,414
     81,310   George Wimpey PLC                                            349,826
     91,115   GKN PLC                                                      315,747
    162,332   GlaxoSmithKline PLC                                        3,098,414
     79,292   Granada PLC                                                   91,178
     41,389   GUS PLC                                                      373,949
     78,430   HBOS PLC                                                     868,129
    161,059   HSBC Holdings PLC                                          1,794,074
     18,002   Imperial Tobacco Group PLC                                   281,641
    243,281   Legal & General Group PLC(a)                                 422,480
    140,833   Lloyds TSB Group PLC                                       1,211,833

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     20,273   Lonmin PLC                                            $      275,939
    563,718   mm02 PLC(a)                                                  423,330
     52,180   Persimmon PLC                                                339,196
     53,475   Prudential PLC                                               382,334
     15,915   Reckitt Benckiser PLC                                        288,829
     59,540   Rentokil Initial PLC                                         201,903
     32,546   Rio Tinto PLC                                                588,105
     89,078   Royal Bank of Scotland Group PLC                           2,096,012
    173,322   Tesco PLC                                                    537,579
    206,008   Unilever PLC                                               2,035,321
  2,069,983   Vodafone Group PLC                                         3,327,546
    134,795   William Morrison Supermarkets PLC                            443,389
                                                                    --------------
                                                                        34,544,309
                                                                    --------------
              Total Investments  97.0%
               (cost $104,778,674; Note 5)                              94,436,038
              Other assets in excess of liabilities  3.0%                2,961,230
                                                                    --------------
              Net Assets  100%                                      $   97,397,268
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
ASA--Allmennaksjeselskap (Norwegian Company).
A/S--Aktieselskap (Danish Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).
    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2002 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2002 was as follows:

Oil & Natural Gas Production......................................   14.0%
Telecommunication Service & Equipment.............................   12.0
Pharmaceuticals...................................................   12.0
Banking...........................................................   11.2
Foods.............................................................    6.2
Insurance.........................................................    5.7
Financial Services................................................    5.7
Retail............................................................    4.3
Automobiles & Auto Parts..........................................    3.3
Electrical Power..................................................    2.3
Beverages.........................................................    2.3
Diversified Operations............................................    2.1
Public Works Construction.........................................    1.8
Media.............................................................    1.7
Chemicals.........................................................    1.5
Cosmetics & Toiletries............................................    1.3
Building & Construction...........................................    1.3
Electronic Components.............................................    1.1
Metals............................................................    0.9
Transport Services................................................    0.7
Minerals..........................................................    0.7
Household Products................................................    0.7
Restaurants.......................................................    0.6
Paper.............................................................    0.6
Steel.............................................................    0.5
Television........................................................    0.4
Telephones........................................................    0.4
Semiconductor Equipment & Devices.................................    0.4
Computer Products & Services......................................    0.4
Apparel...........................................................    0.4
Tobacco...........................................................    0.3
Aerospace & Defense...............................................    0.2
                                                                    -----
                                                                     97.0%
Other assets in excess of liabilities.............................    3.0
                                                                    -----
                                                                    100.0%
                                                                    -----
                                                                    -----
    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $104,778,674)                           $ 94,436,038
Foreign currency, at value (cost $398,011)                               400,545
Receivable for investments sold                                        7,135,525
Foreign tax reclaim receivable                                           202,503
Receivable for Fund shares sold                                          163,825
Dividends and interest receivable                                        100,379
Other assets                                                               1,239
                                                                  ----------------
      Total assets                                                   102,440,054
                                                                  ----------------
LIABILITIES
Payable to custodian                                                   3,849,452
Payable for Fund shares reacquired                                       466,028
Payable for investments purchased                                        379,739
Accrued expenses                                                         221,284
Management fee payable                                                    60,374
Distribution fee payable                                                  42,000
Deferred directors' fees                                                  13,238
Foreign withholding taxes payable                                         10,671
                                                                  ----------------
      Total liabilities                                                5,042,786
                                                                  ----------------
NET ASSETS                                                          $ 97,397,268
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      9,616
   Paid-in capital in excess of par                                  136,084,014
                                                                  ----------------
                                                                     136,093,630
   Undistributed net investment income                                   216,560
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (28,606,712)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (10,306,210)
                                                                  ----------------
Net assets, October 31, 2002                                        $ 97,397,268
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  October 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($54,636,196
      / 5,262,153 shares of common stock issued and
      outstanding)                                                        $10.38
   Maximum sales charge (5% of offering price)                               .55
   Maximum offering price to public                                       $10.93
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($31,987,331 / 3,288,218 shares of common stock
      issued and outstanding)                                              $9.73
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share ($5,255,338 /
      539,274 shares of common stock issued and outstanding)               $9.75
   Sales charge (1% of offering price)                                       .10
   Offering price to public                                                $9.85
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,518,403 / 526,311 shares of common stock issued
      and outstanding)                                                    $10.49
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  October 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $178,660)         $  1,520,300
   Interest                                                                3,311
                                                                  ----------------
      Total income                                                     1,523,611
                                                                  ----------------
Expenses
   Management fee                                                        432,745
   Distribution fee--Class A                                              77,961
   Distribution fee--Class B                                             200,966
   Distribution fee--Class C                                              31,600
   Transfer agent's fees and expenses                                    211,000
   Custodian's fees and expenses                                         125,000
   Reports to shareholders                                                75,000
   Registration fees                                                      39,000
   Audit fee                                                              20,000
   Legal fees and expenses                                                13,000
   Directors' fees                                                         5,000
   Miscellaneous                                                           4,467
                                                                  ----------------
      Total expenses                                                   1,235,739
                                                                  ----------------
Net investment income                                                    287,872
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (16,827,305)
   Foreign currency transactions                                         (27,085)
                                                                  ----------------
                                                                     (16,854,390)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (8,850,834)
   Foreign currencies                                                     23,351
                                                                  ----------------
                                                                      (8,827,483)
                                                                  ----------------
Net loss on investments and foreign currencies                       (25,681,873)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(25,394,001)
                                                                  ----------------
                                                                  ----------------

    18                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                     Six months            Year
                                                       Ended              Ended
                                                  October 31, 2002    April 30, 2002
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment gain (loss)                       $    287,872      $     (260,975)
   Net realized loss on investment and foreign
      currency transactions                          (16,854,390)         (6,065,433)
   Net change in unrealized depreciation on
      investments and foreign currencies              (8,827,483)        (22,728,484)
                                                  ----------------    --------------
   Net decrease in net assets resulting from
      operations                                     (25,394,001)        (29,054,892)
                                                  ----------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      33,295,323          85,853,844
   Cost of shares reacquired                         (48,526,400)       (124,070,829)
                                                  ----------------    --------------
Net decrease in net assets from Fund share
   transactions                                      (15,231,077)        (38,216,985)
                                                  ----------------    --------------
Total decrease                                       (40,625,078)        (67,271,877)
NET ASSETS
Beginning of period                                  138,022,346         205,294,223
                                                  ----------------    --------------
End of period                                       $ 97,397,268      $  138,022,346
                                                  ----------------    --------------
                                                  ----------------    --------------

    See Notes to Financial Statements                                     19

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation    Securities traded on an exchange (whether domestic
or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
    20

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Gartmore Global Partners ('Gartmore'), Gartmore furnished investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Gartmore, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its objectives and policies. PI pays for the services of Gartmore, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%,of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended October 31, 2002.

      PIMS has advised the Fund that it has received approximately $5,600 and $2,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended October 31, 2002. From these
    22

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the six months ended October 31, 2002, it has received approximately $41,000 and $1,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended October 31, 2002, the commitment was $500 million from May 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended October 31, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended October 31, 2002, the Fund incurred fees of approximately $151,000 for the services of PMFS. As of October 31, 2002 approximately $25,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred fees of approximately $19,200 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $18,300 for the six months ended October 31, 2002. As of October 31, 2002, approximately $2,900 of such fees were due to PSI. These amounts are included in transfer agent's fees in the Statement of Operations.
                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended October 31, 2002 were $59,297,266 and $76,010,652, respectively.

Note 5. Distributions and Tax Information
The Fund elected for federal income tax purposes to treat net capital losses of approximately $5,497,700 and $71,300, respectively, incurred in the period November 1, 2001 through April 30, 2002, as having occurred in the current period.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of October 31, 2002 were as follows:

  Tax Basis                                          Net Unrealized
of Investments     Appreciation     Depreciation      Depreciation
--------------     ------------     ------------     --------------
 $ 112,635,020      $ 2,811,308     $ 21,010,290      $ 18,198,982

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.
    24

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common shares were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended October 31, 2002:
Shares sold                                                   1,971,162    $  21,103,467
Shares reacquired                                            (2,652,583)     (28,999,873)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (681,421)      (7,896,406)
Shares issued upon conversion from Class B                      319,287        3,536,928
                                                            -----------    -------------
Net increase in shares outstanding                             (362,134)   $   4,359,478
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                   4,714,359    $  61,890,072
Shares reacquired                                            (6,223,329)     (81,908,680)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,508,970)     (20,018,608)
Shares issued upon conversion from Class B                    2,564,679       31,344,411
                                                            -----------    -------------
Net increase in shares outstanding                            1,055,709    $  11,325,803
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended October 31, 2002:
Shares sold                                                     415,865    $   4,161,073
Shares reacquired                                              (918,101)      (9,370,576)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (502,236)      (5,209,503)
Shares reacquired upon conversion into Class A                 (340,184)      (3,536,928)
                                                            -----------    -------------
Net decrease in shares outstanding                             (842,420)   $  (8,746,431)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     575,785    $   7,052,165
Shares reacquired                                            (1,810,833)     (22,212,729)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,235,048)     (15,160,564)
Shares reacquired upon conversion into Class A               (2,715,664)     (31,344,411)
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,950,712)   $ (46,504,975)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended October 31, 2002:
Shares sold                                                     286,487    $   2,996,000
Shares reacquired                                              (368,476)      (3,886,043)
                                                            -----------    -------------
Net decrease in shares outstanding                              (81,989)   $    (890,043)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     569,403    $   6,971,944
Shares reacquired                                              (720,046)      (8,872,616)
                                                            -----------    -------------
Net decrease in shares outstanding                             (150,643)   $  (1,900,672)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended October 31, 2002:
Shares sold                                                     458,319    $   5,034,783
Shares reacquired                                              (559,477)      (6,269,908)
                                                            -----------    -------------
Net decrease in shares outstanding                             (101,158)   $  (1,235,125)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2002:
Shares sold                                                     774,843    $   9,939,663
Shares reacquired                                              (853,995)     (11,076,804)
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,152)   $  (1,137,141)
                                                            -----------    -------------
                                                            -----------    -------------

-
                                                        SEMIANNUAL REPORT
                                                        OCTOBER 31, 2002
            PRUDENTIAL
            EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.87
                                                                     --------
Income from investment operations
Net investment income loss                                                .04
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.53)
                                                                     --------
      Total from investment operations                                  (2.49)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 10.38
                                                                     --------
                                                                     --------
TOTAL RETURN(b)                                                        (19.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $54,636
Average net assets (000)                                              $61,860
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                            1.85%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.60%(c)
   Net investment income loss                                             .76%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 52%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) For the period ended October 31, 2002, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.
    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2002(a)              2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  15.03             $  21.63             $  18.80             $  19.91             $  15.46
    --------             --------         ----------------         --------             --------
         .02                 (.05)                (.04)                 .03                  .01
       (2.18)               (4.61)                3.83                  .28                 6.38
    --------             --------         ----------------         --------             --------
       (2.16)               (4.66)                3.79                  .31                 6.39
    --------             --------         ----------------         --------             --------
          --                   --                   --                 (.24)                (.14)
          --                (1.94)                (.96)               (1.18)               (1.80)
    --------             --------         ----------------         --------             --------
          --                (1.94)                (.96)               (1.42)               (1.94)
    --------             --------         ----------------         --------             --------
    $  12.87             $  15.03             $  21.63             $  18.80             $  19.91
    --------             --------         ----------------         --------             --------
    --------             --------         ----------------         --------             --------
      (14.37)%             (21.66)%              20.27%                2.03%               44.93%
    $ 72,367             $ 68,664             $104,031             $ 78,074             $ 55,507
    $ 66,709             $ 85,358             $ 85,317             $ 67,286             $ 42,885
        1.63%                1.43%                1.37%                1.43%                1.39%
        1.38%                1.18%                1.12%                1.18%                1.14%
         .17%                (.27)%               (.18)%                .15%                 .08%
         212%                  39%                  79%                  62%                  50%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.10
                                                                     --------
Income from investment operations
Net investment income (loss)                                               --(d)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.37)
                                                                     --------
      Total from investment operations                                  (2.37)
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $  9.73
                                                                     --------
                                                                     --------
TOTAL RETURN(b)                                                        (19.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $31,987
Average net assets (000)                                              $39,866
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.60%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.60%(c)
   Net investment income (loss)                                           .09%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2002(a)              2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
    $  14.23             $  20.82             $  18.26             $  19.35             $  15.12
    --------         ----------------     ----------------     ----------------     ----------------
        (.06)                (.17)                (.18)                (.11)                (.11)
       (2.07)               (4.48)                3.70                  .30                 6.15
    --------         ----------------     ----------------     ----------------     ----------------
       (2.13)               (4.65)                3.52                  .19                 6.04
    --------         ----------------     ----------------     ----------------     ----------------
          --                   --                   --                 (.10)                (.01)
          --                (1.94)                (.96)               (1.18)               (1.80)
    --------         ----------------     ----------------     ----------------     ----------------
          --                (1.94)                (.96)               (1.28)               (1.81)
    --------         ----------------     ----------------     ----------------     ----------------
    $  12.10             $  14.23             $  20.82             $  18.26             $  19.35
    --------         ----------------     ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------     ----------------
      (14.97)%             (22.50)%              19.38%                1.39%               43.35%
    $ 49,985             $114,966             $198,260             $196,247             $175,857
    $ 74,536             $153,025             $193,811             $191,220             $147,492
        2.38%                2.18%                2.12%                2.18%                2.14%
        1.38%                1.18%                1.12%                1.18%                1.14%
        (.49)%              (1.00)%               (.92)%               (.57)%               (.69)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.12
                                                                      -------
Income from investment operations
Net investment income (loss)                                               --(d)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.37)
                                                                      -------
      Total from investment operations                                  (2.37)
                                                                      -------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                        $  9.75
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (19.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 5,255
Average net assets (000)                                              $ 6,268
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.60%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.60%(c)
   Net investment income (loss)                                           .05%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2002(a)              2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
     $14.25              $  20.83             $  18.25             $  19.38             $  15.12
    -------              --------             --------             --------             --------
       (.07)                 (.18)                (.18)                (.11)                (.11)
      (2.06)                (4.46)                3.72                  .26                 6.18
    -------              --------             --------             --------             --------
      (2.13)                (4.64)                3.54                  .15                 6.07
    -------              --------             --------             --------             --------
         --                    --                   --                 (.10)                (.01)
         --                 (1.94)                (.96)               (1.18)               (1.80)
    -------              --------             --------             --------             --------
         --                 (1.94)                (.96)               (1.28)               (1.81)
    -------              --------             --------             --------             --------
     $12.12              $  14.25             $  20.83             $  18.25             $  19.38
    -------              --------             --------             --------             --------
    -------              --------             --------             --------             --------
     (14.95)%              (22.40)%              19.45%                1.18%               43.55%
     $7,531              $ 10,996             $ 17,501             $ 15,073             $ 11,122
     $8,573              $ 14,393             $ 15,974             $ 13,465             $  8,526
       2.38%                 2.18%                2.12%                2.18%                2.14%
       1.38%                 1.18%                1.12%                1.18%                1.14%
       (.54)%               (1.02)%               (.93)%               (.61)%               (.66)%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                 Six Months Ended
                                                                October 31, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 12.97
                                                                      -------
Income from investment operations
Net investment income (loss)                                              .06
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                        (2.54)
                                                                      -------
      Total from investment operations                                  (2.48)
                                                                      -------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains on investments and
   foreign currency transactions                                           --
                                                                      -------
      Total distributions                                                  --
                                                                      -------
Net asset value, end of period                                        $ 10.49
                                                                      -------
                                                                      -------
TOTAL RETURN(b)                                                        (19.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 5,518
Average net assets (000)                                              $ 6,464
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.60%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.60%(c)
   Net investment income (loss)                                          1.01%(c)

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
    34                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                           Year Ended April 30,
----------------------------------------------------------------------------------------------------------
    2002(a)              2001(a)              2000(a)              1999(a)              1998(a)
----------------------------------------------------------------------------------------------------------
     $15.10              $  21.74             $  18.83             $  19.93             $  15.51
    -------              --------             --------             --------             --------
        .06                  (.01)                 .01                  .05                  .04
      (2.19)                (4.69)                3.86                  .31                 6.37
    -------              --------             --------             --------             --------
      (2.13)                (4.70)                3.87                  .36                 6.41
    -------              --------             --------             --------             --------
         --                    --                   --                 (.28)                (.19)
         --                 (1.94)                (.96)               (1.18)               (1.80)
    -------              --------             --------             --------             --------
         --                 (1.94)                (.96)               (1.46)               (1.99)
    -------              --------             --------             --------             --------
     $12.97              $  15.10             $  21.74             $  18.83             $  19.93
    -------              --------             --------             --------             --------
    -------              --------             --------             --------             --------
     (14.11)%              (21.74)%              20.67%                2.35%               44.95%
     $8,140              $ 10,668             $ 15,516             $ 10,972             $  3,090
     $8,486              $ 13,144             $ 12,455             $  8,572             $ 12,148
       1.38%                 1.18%                1.12%                1.18%                1.14%
       1.38%                 1.18%                1.12%                1.18%                1.14%
        .46%                 (.03)%                .08%                 .25%                 .26%

    See Notes to Financial Statements                                     35

Prudential Europe Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction.
There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

       www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath. Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Gartmore Global Partners
1200 River Road
Conshohocken, PA 19428

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq       CUSIP
  Class A       PRAEX      74431N103
  Class B       PRBEX      74431N202
  Class C       PEUCX      74431N301
  Class Z       PIEUX      74431N400

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of October 31, 2002, were not audited, and accordingly, no opinion is expressed on them.

(LOGO)

Fund Symbols    Nasdaq     CUSIP
  Class A       PRAEX    74431N103
  Class B       PRBEX    74431N202
  Class C       PEUCX    74431N301
  Class Z       PIEUX    74431N400

MF160E2     IFS-A076367

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.